SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8–K

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CURRENT REPORT

Pursuant to Section 13

or 15(d) of the Securities

Exchange Act of 1934

Date of Report (Date of earliest event reported): April 16, 2003

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Santander BanCorp

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(Exact name of registrant as specified in this charter)

Puerto Rico	001–15849	66–0573723
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(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer
Identification No.)

207 Ponce de León Avenue, San Juan, Puerto Rico		00917
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(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (787)759–7070
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Item 1. CHANGES IN CONTROL OF REGISTRANT.

N/A

Item 2. ACQUISITION OR DISPOSITION OF ASSETS.

N/A

Item. 3. BANKRUPTCY OR RECEIVERSHIP.

N/A

Item 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

N/A

ITEM 5. OTHER EVENTS

Santander BanCorp reports its financial results for the first quarter of 2003. See attached press release and related financial tables issued by Santander BanCorp on April 16, 2003. The information set forth in the attached press release and related financial tables are incorporated herein by reference and constitutes a part of this report.

Item 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS.

N/A

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA, FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits

99.1 Press Release issued April 16, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant had duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.

SANTANDER BANCORP

By: /s/ María Calero Padrón

Executive Vice President

and Chief Accounting Officer

Date: April 16, 2003

EXHIBIT 99.1